UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 28, 2015.

VISA INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 1, 2014
	Date: January 28, 2015	Time: 8:30 AM PT
Location: Crowne Plaza Hotel
1221 Chess Drive
Foster City, CA 94404

You are receiving this communication because you hold shares in the company named above.

VISA INC. P.O. BOX 8999 SAN FRANCISCO, CA 94128-8999 ATTN: VICTORIA HYDE-DUNN

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 14, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1.
1.	Election of Directors
Nominees:
	1a.	Mary B. Cranston
	1b.	Francisco Javier Fernández-Carbajal
	1c.	Alfred F. Kelly, Jr.
	1d.	Robert W. Matschullat
	1e.	Cathy E. Minehan
	1f.	Suzanne Nora Johnson
	1g.	David J. Pang
	1h.	Charles W. Scharf
	1i.	William S. Shanahan
	1j.	John A. C. Swainson
	1k.	Maynard G. Webb, Jr.

The Board of Directors recommends you vote FOR Proposals 2 through 6.
2.	Approval of amendments to the Fifth Amended and Restated Certificate of Incorporation to facilitate stock splits.
3.	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

4.	Approval of the Visa Inc. Employee Stock Purchase Plan.
5.

Approval of amendments to the Fifth Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws to remove all supermajority vote requirements and replace them with majority vote requirements for the following actions:

(a) Exiting our core payment business

(b) Future amendments to sections of the Certificate of Incorporation

(c) Approval of exceptions to transfer restrictions

(d) Removal of directors from office

(e) Future amendments to the advance notice provisions in the By-Laws

6.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015.
NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement thereof.